UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN A PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934, as amended

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FROST FAMILY OF FUNDS
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FROST FAMILY OF FUNDS
One Freedom Valley Drive

Oaks, Pennsylvania 19456

Dear Shareholder:

Enclosed is a notice, proxy statement and proxy card for a Special Meeting of Shareholders (the “Meeting”) of the Frost Growth Equity Fund, Frost Total Return Bond Fund, Frost Credit Fund, Frost Low Duration Bond Fund and Frost Municipal Bond Fund (each a “Fund,” and together, the “Funds”), each a series of Frost Family of Funds. The Meeting is scheduled for May 17, 2021. If you are a shareholder of record of a Fund as of the close of business on March 5, 2021, you are entitled to vote at the Meeting, and any adjournment of the Meeting. Due to the public health impact of the coronavirus pandemic (COVID-19), the Meeting will be held in virtual conference call format only.

There are two proposals scheduled to be voted on at the Meeting. First, shareholders of each Fund will be asked to elect five Trustees to the Board of Trustees of the Funds. Information about the nominees is provided in the accompanying proxy statement. Second, shareholders of the Frost Growth Equity Fund will be asked to approve a change in the Fund’s diversification status from diversified to non-diversified, as defined under the Investment Company Act of 1940, as amended, and to eliminate the related fundamental policy. This second proposal only applies to shareholders of the Frost Growth Equity Fund. Your proxy card will indicate whether you are being asked to vote for both proposals or only for the election of trustees.

The Board of Trustees of each Fund has unanimously approved the nominees and the change in the Frost Growth Equity Fund’s diversification status from diversified to non-diversified and to eliminate the related fundamental investment policy. Further, the Board of Trustees recommends that you vote “FOR” the election of all nominees and “FOR” the change in the Frost Growth Equity Fund’s diversification status from diversified to non-diversified and to eliminate the related fundamental policy.

Your vote is important to us. Please take a few minutes to review this proxy statement and vote your shares today. We have enclosed a proxy card that we ask you to complete, sign, date and return as soon as possible, unless you plan to attend the Meeting virtually via conference call and vote your shares during the Meeting. You may also vote your shares by telephone or through the Internet. Please follow the enclosed instructions to utilize any of these voting methods.

If we do not receive your vote promptly, you may be contacted by a representative of the Funds, who will remind you to vote your shares.

Thank you for your attention and consideration of this important matter and for your investment in the Funds. If you need additional voting information, please call 1-877-732-3612 Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

Sincerely,

Michael Beattie

President

Prompt execution and return of the enclosed proxy card is requested. A self-addressed, postage-paid envelope is enclosed for your convenience, along with instructions on how to vote over the internet or by telephone, should you prefer to vote by one of those methods.

FROST FAMILY OF FUNDS

One Freedom Valley Drive

Oaks, Pennsylvania 19456

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 17, 2021

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of the Frost Growth Equity Fund, Frost Total Return Bond Fund, Frost Credit Fund, Frost Low Duration Bond Fund and Frost Municipal Bond Fund (each a “Fund,” and together, the “Funds”), each a series of Frost Family of Funds (the “Trust”), will be held virtually via conference call, due to the public health impact of the coronavirus pandemic (COVID-19), on May 17, 2021 at 10:00 a.m. Eastern Time.

At the Meeting, shareholders of record of each Fund will be asked to approve Proposal 1, shareholders of record of the Frost Growth Equity Fund will be asked to approve Proposal 2, and shareholders of record of each Fund will be asked to transact such other business, if any, as may properly come before the Meeting:

Proposal 1.	Elect five Trustees to the Board of Trustees of the Trust.

Proposal 2.	Approve a change in the Frost Growth Equity Fund’s diversification status from diversified to non-diversified, as defined under the Investment Company Act of 1940, as amended, and to eliminate the related fundamental policy.

While shareholders are encouraged to cast their proxy vote prior to the Meeting date so that quorum may be reached, if you were a shareholder as of the close of business March 5, 2021, you may attend the Meeting via conference call. If you wish to attend the Meeting via conference call, please send an email to attendameeting@astfinancial.com. Please use the e-mail subject line “Frost Special Meeting” and include in your email your full name along with your request for the conference line number. That number will be sent back to you, allowing you to attend the Meeting. Requests to attend the Meeting via conference call must be received no later than 5:00 p.m. Eastern Time, on May 14, 2021.

If you attend the Meeting via conference call, you will have the opportunity to (i) participate in the Meeting on the conference line number that will be provided upon shareholder request, and (ii) vote during the course of the Meeting via the Internet or by telephone only, using the website or phone number provided in the proxy card. If your shares are held of record by a broker-dealer, you may still attend the Meeting via conference call, but if you wish to vote during the course of the Meeting, you will need to obtain a legal proxy from your broker of record. Legal proxies must be submitted to AST Fund Solutions by 5:00 p.m., Eastern Time, on May 14, 2021.

If you are unable to attend the Meeting via conference call, you are requested to mark, sign and date the enclosed proxy card and return it promptly in the enclosed, postage-paid envelope so that it is received before the Meeting is called to order, so that the Meeting may be held and a maximum number of shares may be voted. In addition, you can vote easily and quickly by Internet or by telephone. Your vote is important no matter how many shares you own. You may change your vote prior to or at the Meeting even though a proxy has already been returned by providing written notice to the Trust, by submitting a subsequent proxy using the mail, by Internet, by telephone or by voting during the course of the Meeting.

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Shareholders to Be Held on May 17, 2021.

The proxy statement is available at https://vote.proxyonline.com/frost/docs/2021.pdf.

By Order of the Board of Trustees

Michael Beattie
President

FROST FAMILY OF FUNDS

One Freedom Valley Drive

Oaks, Pennsylvania 19456

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 17, 2021

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Frost Growth Equity Fund, Frost Total Return Bond Fund, Frost Credit Fund, Frost Low Duration Bond Fund and Frost Municipal Bond Fund (each a “Fund,” and together, the “Funds), each a series of Frost Family of Funds (the “Trust”), to be voted at a special meeting of shareholders held virtually via conference call on May 17, 2021 at 10:00 a.m. Eastern Time, and at any adjournments thereof (such special meeting and any adjournment thereof are hereinafter referred to as the “Meeting”). Shareholders of record of each Fund at the close of business on March 5, 2021 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting. This proxy statement and the accompanying notice of special meeting and proxy card are first being mailed to shareholders on or about April 15, 2021.

Each full share of a Fund will be entitled to one vote at the Meeting, and each fraction of a share will be entitled to the fraction of a vote equal to the proportion of a full share represented by the fractional share. The number of shares of each Fund issued and outstanding as of the Record Date is included in Appendix A. Shareholders of record of each Fund will vote on Proposal 1. Only shareholders of record of the Frost Growth Equity Fund will vote on Proposal 2.

Proposal	Description of Proposal	Applicable Fund(s)
Proposal 1	Elect five Trustees to the Board of Trustees of the Trust	Frost Growth Equity Fund Frost Total Return Bond Fund Frost Credit Fund Frost Low Duration Bond Fund Frost Municipal Bond Fund
Proposal 2	Approve a change in the Frost Growth Equity Fund’s diversification status from diversified to non-diversified and to eliminate the related fundamental policy	Frost Growth Equity Fund

The Funds will pay all expenses related to conducting this proxy, including, but not limited to, preparation, printing and mailing of this proxy statement and its enclosures, legal fees, and solicitation costs.

In this proxy statement, the term “Board” refers to the Board of Trustees of the Trust, and the term “Trustee” includes each trustee of the Trust. A Trustee who is an “interested person,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Trust is referred to in this proxy statement as an “Interested Trustee.” A Trustee who is not an “interested person,” as defined in the 1940 Act, of the Trust is referred to in this proxy statement as an “Independent Trustee.” The Frost Family of Funds is referred to in this proxy statement as the “Trust.”

PROPOSAL 1: ELECTION OF TRUSTEES

It is proposed that Robert Nesher, Joseph T. Grause, Jr., Robert Mulhall, Bruce Speca and Mace McCain (each, a “Nominee” and collectively, the “Nominees”) be elected at the Meeting to serve as Trustees of the Trust. All of the Nominees, with the exception of Mr. McCain, currently serve on the Board. Mr. McCain has been nominated to succeed Tom Stringfellow as an Interested Trustee. Mr. Stringfellow resigned from the Board as of February 1, 2021. Mr. Stringfellow previously was the President and Chief Investment Officer of Frost Investment Advisors, LLC (the “Adviser”), the investment adviser to the Funds.

Section 16(a) of the 1940 Act generally requires the trustees of an investment company to be elected by shareholder vote. Section 16(a) provides, however, that trustees may be appointed without the election of shareholders if, immediately after such appointment, at least two-thirds of the trustees then holding office have been elected by shareholders. Currently, three of the four Trustees (Messrs. Nesher, Grause and Speca) have been elected by shareholders, while one of the four Trustees (Mr. Mulhall) has been appointed by the Board, but not elected by shareholders. Accordingly, a shareholder vote must be held in order for Mr. McCain to serve on the Board with Messrs. Nesher, Grause, Mulhall and Speca.

In light of Mr. Stringfellow’s resignation, the Adviser recommended to the Governance Committee that Mr. McCain be nominated to serve as an Interested Trustee. Mr. McCain currently is the President and Chief Investment Officer of the Adviser. The current Independent Trustees recommended to the Governance Committee that Mr. Mulhall be nominated to serve as an Independent Trustee.

Each Nominee has consented to being named in this proxy statement and has agreed to serve as a Trustee if elected. The Board does not know of any reason why any Nominee would be unable to serve as a Trustee, but if any Nominee should become unable to serve prior to the Meeting, the proxy holders reserve the right to vote for another person of their choice as Trustee.

INFORMATION ABOUT THE NOMINEES

Set forth below are the names, years of birth, position with the Funds and length of time served, and the principal occupations and other directorships held during at least the last five years of each of the Nominees. There is no stated term of office for the Nominees. There is no stated term of office for the Trustees. Nevertheless, an Independent Trustee must retire from the Board as of the end of the calendar year in which such Independent Trustee first attains the age of seventy-five years; provided, however, that, an Independent Trustee may continue to serve for one or more additional one calendar year terms after attaining the age of seventy-five years (each calendar year a “Waiver Term”) if, and only if, prior to the beginning of such Waiver Term: (1) the Governance Committee (a) meets to review the performance of the Independent Trustee; (b) finds that the continued service of such Independent Trustee is in the best interests of the Trust; and (c) unanimously approves excepting the Independent Trustee from the general retirement policy set out above; and (2) a majority of the Trustees approves excepting the Independent Trustee from the general retirement policy set out above.

The business address of each Nominee is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Name and Year of Birth	Position with Funds and Length of Time Served	Principal Occupations in the Past 5 Years	Number of Funds Overseen or to be Overseen	Other Directorships Held in the Past 5 Years
Nominees for Interested Trustees
Robert Nesher* (Born: 1946)	Chairman of the Board of Trustees (since 2019)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. President, Chief Executive Officer and Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. President and Director of SEI Structured Credit Fund, LP. Vice Chairman of O’Connor EQUUS (closed-end investment company) to 2016. President, Chief Executive Officer and Trustee of SEI Liquid Asset Trust to 2016. Vice Chairman of Winton Series Trust to 2017. Vice Chairman of Winton Diversified Opportunities Fund (closed-end investment company), The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust and Schroder Global Series Trust to 2018.	5

Current Directorships: Trustee of The Advisors' Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Structured Credit Fund, LP, SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments-Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments-Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Trustee of SEI Liquid Asset Trust to 2016.

Name and Year of Birth	Position with Funds and Length of Time Served	Principal Occupations in the Past 5 Years	Number of Funds Overseen or to be Overseen	Other Directorships Held in the Past 5 Years
Mace McCain* (Born: 1958)	Nominee	President, Chief Investment Officer and Manager of Frost Investment Advisors LLC since 2021. Executive Vice President, Statewide Portfolio Management Team Leader of Frost Bank – Financial Services, 2017 to 2021. Managing Director and Regional Portfolio Manager of Frost Investment Advisors LLC, 2009 to 2016.	5	None
Nominees for Independent Trustees
Joseph T. Grause, Jr. (Born: 1952)	Trustee and Lead Independent Trustee (since 2019)	Self-Employed Consultant since 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., 2010 to 2011. Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., 2007 to 2010. Country Manager - Morningstar UK Limited, Morningstar, Inc., 2005 to 2007.	5

Current Directorships: Trustee of The Advisors' Inner Circle Fund, The Advisors’ Inner Circle Fund II, and Bishop Street Funds. Director of RQSI GAA Systematic Global Macro Fund, Ltd.

Former Directorships: Director of The Korea Fund, Inc. to 2019.

Name and Year of Birth	Position with Funds and Length of Time Served	Principal Occupations in the Past 5 Years	Number of Funds Overseen or to be Overseen	Other Directorships Held in the Past 5 Years
Robert Mulhall (Born: 1958)	Trustee (since 2019)	Retired. Partner, Ernst & Young LLP, from 1998 to 2018.	5

Current Directorships: Trustee of The Advisors' Inner Circle Fund, The Advisors' Inner Circle Fund II, and Bishop Street Funds. Director of RQSI GAA Systematic Global Macro Fund, Ltd.

Former Directorships: Trustee of Villanova University Alumni Board of Directors to 2018.

Bruce Speca (Born: 1956)	Trustee (since 2019)	Retired. Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), 2010 to 2011. Executive Vice President - Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), 2003 to 2010.	5	Current Directorships: Trustee of The Advisors' Inner Circle Fund, The Advisors’ Inner Circle Fund II, and Bishop Street Funds. Director of Stone Harbor Investments Funds (8 Portfolios), Stone Harbor Emerging Markets Income Fund (closed-end fund) and Stone Harbor Emerging Markets Total Income Fund (closed-end fund). Director of RQSI GAA Systematic Global Macro Fund, Ltd.

*	Mr. Nesher may be deemed to be an “interested” person, as that term is defined in the 1940 Act, of the Funds by virtue of his affiliation with SEI Investments Distribution Co. (the “Distributor”) and/or its affiliates. Mr. McCain may be deemed to be an “interested” person, as that term is defined in the 1940 Act, of the Funds by virtue of his affiliation with the Adviser and/or its affiliates.

INDIVIDUAL NOMINEE QUALIFICATIONS

The Funds have concluded that each of the Nominees should serve on the Board because of their ability to review and understand information about the Funds provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Funds, and to exercise their business judgment in a manner that serves the best interests of the Funds’ shareholders. The Funds have concluded that each of the Nominees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

The Funds have concluded that Mr. Nesher should serve as Trustee because of the experience he has gained in his various roles with SEI Investments, which he joined in 1974, and his knowledge of and experience in the financial services industry.

The Funds have concluded that Mr. McCain should serve as Trustee because of the experience he has gained in his various roles with the Adviser, which he joined in 2009, and his knowledge of and experience in the investment management industry.

The Funds have concluded that Mr. Grause should serve as Trustee because of the knowledge and experience he gained in a variety of leadership roles with different financial institutions, his knowledge of the mutual fund and investment management industries, and his past experience as an interested trustee and chair of the investment committee for a multi-managed investment company.

The Funds have concluded that Mr. Mulhall should serve as Trustee because of the knowledge and experience he gained in a variety of leadership roles with an audit firm and various financial services firms, his experience in and knowledge of the financial services industry, and his experience serving in a variety of leadership capacities for non-profit organization.

The Funds have concluded that Mr. Speca should serve as Trustee because of the knowledge and experience he gained serving as president of a mutual fund company and portfolio manager for a $95 billion complex of asset allocation funds, and his over 25 years of experience working in a management capacity with mutual fund boards.

NOMINEE OWNERSHIP OF FUND SHARES

The following table shows the dollar range of Fund shares beneficially owned by each Nominee as of December 31, 2020.

Name	Dollar Range of Fund Shares (Fund)	Aggregate Dollar Range of Fund Shares
Interested Trustee Nominees
Robert Nesher	None	None
Mace McCain	Frost Growth Equity Fund (Over $100,000) Frost Low Duration Bond Fund ($10,001- $50,000)	Over $100,000

Name	Dollar Range of Fund Shares (Fund)	Aggregate Dollar Range of Fund Shares
Independent Trustee Nominees
Joseph T. Grause, Jr.	None	None
Robert Mulhall	None	None
Bruce Speca	None	None

NOMINEE COMPENSATION

The Funds paid the following fees to the Nominees during the fiscal year ended July 31, 2020:

Name	Aggregate Compensation from The Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust and Fund Complex[1]
Interested Trustee Nominee
Robert Nesher	$0	N/A	N/A	$0 For services on one (1) board
Independent Trustee Nominees
Joseph T. Grause, Jr.	$40,000	N/A	N/A	$40,000 For services on one (1) board
Robert Mulhall[2]	$30,000	N/A	N/A	$30,000 For services on one (1) board
Bruce Speca	$40,000	N/A	N/A	$40,000 For services on one (1) board

[1]	All funds in the Complex are series of the Trust.
[2]	Joined the Board on August 21, 2019.

The Trust would not compensate Mr. McCain for serving as an Interested Trustee. Tom Stringfellow, an Interested Trustee, resigned from the Board as of February 1, 2021. The Trust did not compensate Mr. Stringfellow for serving as an Interested Trustee.

BOARD LEADERSHIP STRUCTURE AND ROLE IN RISK OVERSIGHT

There are currently four members of the Board, three of whom are Independent Trustees. Robert Nesher, an Interested Trustee, serves as Chairman of the Board. Joseph T. Grause, Jr., an Independent Trustee, serves as the Lead Independent Trustee. The Funds have determined that their leadership structure is appropriate given the specific characteristics and circumstances of the Funds. The Funds made this determination in consideration of, among other things, the fact that the Independent Trustees constitute two-thirds of the Board, the fact that the chairperson of each committee of the Board is an Independent Trustee, the amount of assets in the Funds, and the number of Funds (and classes of shares) overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Fund management.

The Board has two standing committees: the Audit Committee and the Governance Committee. The Audit Committee and the Governance Committee are chaired by an Independent Trustee and composed of all of the Independent Trustees.

In his role as lead Independent Trustee, Mr. Grause, among other things: (i) presides over Board meetings in the absence of the Chairman of the Board; (ii) presides over executive sessions of the Independent Trustees; (iii) along with the Chairman of the Board, oversees the development of agendas for Board meetings; (iv) facilitates communication between the Independent Trustees and management, and among the Independent Trustees; (v) serves as a key point person for dealings between the Independent Trustees and management; and (vi) has such other responsibilities as the Board or Independent Trustees determine from time to time.

Like most mutual funds, the day-to-day business of the Trust, including the management of risk, is performed by third party service providers, such as the Adviser, the Distributor, and SEI Investments Global Funds Services (the “Administrator”). The Trustees are responsible for overseeing the Trust’s service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the funds. The Funds and their service providers employ a variety of processes, procedures and controls to identify various possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., the Adviser is responsible for the day-to-day management of each Fund’s portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the Funds’ service providers the importance of maintaining vigorous risk management.

The Trustees’ role in risk oversight begins before the inception of a Fund, at which time certain of the Fund’s service providers present the Board with information concerning the investment objectives, strategies and risks of the Fund as well as proposed investment limitations for the Fund. Additionally, the Adviser provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the Trust’s Chief Compliance Officer, as well as personnel of the Adviser and other service providers, such as the Fund’s independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the Funds may be exposed. The Board is responsible for overseeing the nature, extent and quality of the services provided to the Funds by the Adviser and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the advisory agreement with the Adviser, the Board meets with the Adviser to review such services. Among other things, the Board regularly considers the Adviser’s adherence to the Funds’ investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about the Funds’ investments, including, for example, reports on the Adviser’s use of derivatives in managing the Funds, if any, as well as reports on the Funds’ investments in other investment companies, if any.

The Trust’s Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and Fund and Adviser risk assessments. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the Funds’ service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The Trust’s Fair Value Pricing Committee makes regular reports to the Board concerning investments for which market quotations are not readily available. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the Funds’ financial statements, focusing on major areas of risk encountered by the Funds and noting any significant deficiencies or material weaknesses in the Funds’ internal controls. Additionally, in connection with its oversight function, the Board oversees fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust’s financial reporting and the preparation of the Trust’s financial statements.

From their review of these reports and discussions with the Adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the Funds, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the Funds can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the Funds’ investment management and business affairs are carried out by or through the Funds’ service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Funds’ and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

BOARD MEETINGS AND COMMITTEES

During the fiscal year ended July 31, 2020, the Board met five (5) times. The Trust does not have a policy with regard to attendance of Trustees at annual shareholder meetings. No annual shareholder meeting for the Trust was held during the most recent fiscal year.

The Board has established the following standing committees:

Audit Committee. The Board has a standing Audit Committee that is composed of each of the Independent Trustees. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: (i) recommending which firm to engage as each Fund’s independent registered public accounting firm and whether to terminate this relationship; (ii) reviewing the independent registered public accounting firm’s compensation, the proposed scope and terms of its engagement, and the firm’s independence; (iii) pre-approving audit and non-audit services provided by each Fund’s independent registered public accounting firm to the Trust and certain other affiliated entities; (iv) serving as a channel of communication between the independent registered public accounting firm and the Trustees; (v) reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm’s opinion, any related management letter, management’s responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Administrator that are material to the Trust as a whole, if any, and management’s responses to any such reports; (vi) reviewing each Fund’s audited financial statements and considering any significant disputes between the Trust’s management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; (vii) considering, in consultation with the independent registered public accounting firm and the Trust’s senior internal accounting executive, if any, the independent registered public accounting firms’ reports on the adequacy of the Trust’s internal financial controls; (viii) reviewing, in consultation with each Fund’s independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing each Fund’s financial statements; and (ix) other audit related matters. Messrs. Grause, Mulhall and Speca currently serve as members of the Audit Committee. Mr. Mulhall serves as the Chairman of the Audit Committee. The Audit Committee meets periodically, as necessary, and met four (4) times during the most recently completed fiscal year.

Governance Committee. The Board has a standing Governance Committee (formerly the Nominating Committee) that is composed of each of the Independent Trustees. The Governance Committee operates under a written charter approved by the Board, a copy of which is attached hereto as Appendix B. The principal responsibilities of the Governance Committee include: (i) considering and reviewing Board governance and compensation issues; (ii) conducting a self-assessment of the Board’s operations; (iii) selecting and nominating all persons to serve as Independent Trustees; and (iv) reviewing shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust’s office. Messrs. Grause, Mulhall and Speca currently serve as members of the Governance Committee. Mr. Speca serves as the Chairman of the Governance Committee. The Governance Committee meets periodically, as necessary, and met two (2) times during the most recently completed fiscal year.

The Governance Committee reviews shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Governance Committee at the Trust’s offices. When identifying and evaluating nominees, including those recommended by shareholders, the Governance Committee considers the complementary individual skills and experience of the individual nominee primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Funds. The Committee has not adopted any specific minimum qualifications with respect to nominees and reviews each nominee’s qualifications on a case-by-case basis. The Governance Committee has not adopted any specific policy on the issue of diversity, but may take this into account, among other factors, in its consideration of any new candidates to the Board.

REQUIRED VOTE

All Nominees receiving a plurality of the votes cast at the Meeting will be elected as Trustees of the Trust, provided that one-third of shareholders of the Trust entitled to vote are present virtually via conference call or by proxy at the Meeting. All Funds (and their classes) will vote together as a single class, and the Funds will not vote separately on the election of each Nominee.

Under a plurality vote, the Nominees who receive the highest number of votes will be elected, even if they receive approval from less than a majority of the votes cast. Because the Nominees are running unopposed, all five Nominees are expected to be elected as Trustees, as all Nominees who receive votes in favor will be elected, while votes not cast or votes to withhold (or abstentions) will have no effect on the election outcome.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OF ALL NOMINEES.

PROPOSAL 2: APPROVE A CHANGE IN THE FROST GROWTH EQUITY FUND’S

DIVERSIFICATION STATUS FROM DIVERSIFIED TO NON-DIVERSIFIED AND

ELIMINATE THE RELATED FUNDAMENTAL POLICY

It is proposed that shareholders of the Frost Growth Equity Fund approve a change in the Fund’s diversification status from diversified to non-diversified, as defined in the 1940 Act, and eliminate the related fundamental policy. A change in the Fund’s classification from diversified to non-diversified requires shareholder approval under the 1940 Act.

Under the 1940 Act, a mutual fund is classified as diversified or non-diversified, which governs its ownership of securities of issuers. The Frost Growth Equity Fund currently operates as a diversified fund and therefore must operate in compliance with the 1940 Act diversification requirements. As a diversified fund, the Fund may not, with respect to 75% of its total assets, purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies, such as mutual funds) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s voting securities would be held by the Fund. Pursuant to the foregoing requirement, the Fund is currently limited in its ownership of securities of any single issuer.

The Frost Growth Equity Fund has adopted the following fundamental investment policy, which requires the Fund to adhere to the 1940 Act diversification requirements.

[The] Fund may not purchase securities of an issuer that would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Based on the recommendation of the Adviser, the Frost Growth Equity Fund is proposing to change the Fund’s diversification status to non-diversified and eliminate the related fundamental policy due to the composition of the Fund’s primary benchmark index, the Russell 1000 Growth Index, in which certain holdings represent more than 5% of the index and when combined account for more than 25% of such index. The Adviser believes this change would allow the Fund’s portfolio manager to implement the Fund’s investment strategy more effectively by providing the portfolio manager the flexibility to manage the Fund in a manner that is more closely aligned with its corresponding benchmark index. In addition, the Adviser believes the change would allow the Fund to continue to grow unconstrained by the diversification limits and give the Fund's investment team increased flexibility to invest a greater percentage of the Fund's assets in fewer issuers or any one issuer.

If the foregoing change to the Frost Growth Equity Fund’s diversification status and the elimination of the related fundamental policy is approved, the Fund would continue to be subject to the diversification requirements under Subchapter M of the Internal Revenue Code (“IRC”) that apply to regulated investment companies. To meet the diversification requirements under Subchapter M, among other requirements, the Fund must limit its investment so that at the end of each quarter of the taxable year, (i) not more than 25% of the Fund’s total assets will be invested in the securities of a single issuer and (ii) with respect to 50% of its total assets, not more than 5% of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer.

A non-diversified fund is a fund that does not meet the 1940 Act diversification requirements. As a result, a non-diversified fund can invest a greater portion of its assets in a single issuer or small group of issuers than a diversified fund. Consequently, the investment return of a fund that operates as non-diversified typically is dependent upon the performance of a smaller number of issuers or any one issuer than a diversified fund. A non-diversified fund is therefore more susceptible to adverse developments affecting any single issuer held in its portfolio than a diversified fund, and may be more susceptible to greater losses because of such developments. In addition, concentrated ownership of issuers may make the Frost Growth Equity Fund more susceptible to economic, business, political or other factors affecting the issuers in which it invests. For the foregoing reasons, a non-diversified fund may involve more risk than a diversified fund.

Based on the foregoing information and the Adviser’s recommendation, the Board unanimously approved the change in the Frost Growth Equity Fund’s diversification status from diversified to non-diversified and the elimination of the related fundamental policy. If shareholders of the Fund approve the Proposal, the change in the Fund’s classification from diversified to non-diversified will become effective when the Fund’s registration statement is revised or supplemented to reflect that the fundamental policy requiring diversification no longer applies to the Fund.

REQUIRED VOTE

Elimination of the Frost Growth Equity Fund’s diversification policy requires the affirmative vote of a “majority of the outstanding shares” of the Fund. A “majority of the outstanding shares” means the vote of (i) 67% or more of the Fund’s shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund’s outstanding shares, whichever is less.

If shareholders of the Frost Growth Equity Fund do not approve Proposal 2, the Fund will continue to be a diversified fund and remain subject to the related fundamental policy.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE CHANGE IN THE FROST GROWTH EQUITY FUND’S DIVERSIFICATION STATUS FROM DIVERSIFIED TO NON-DIVERSIFIED AND TO ELIMINATE THE RELATED FUNDAMENTAL POLICY.

ADDITIONAL INFORMATION

FUND OFFICERS

Set forth below are the names, years of birth, position with the Funds and length of time served, and the principal occupations for the last five years of each of the persons currently serving as executive officers of the Funds. There is no stated term of office for the officers of the Funds. Unless otherwise noted, the business address of each officer is SEI Investments, One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Chief Compliance Officer is the only officer who receives compensation from the Funds for his services. Certain officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments or its affiliates act as investment manager, administrator or distributor.

Name and Year of Birth	Position with Funds and Length of Time Served	Principal Occupations in Past 5 Years
Michael Beattie (Born: 1965)	President (since 2019)	Director of Client Service, SEI Investments, since 2004.
James Bernstein (Born: 1962)	Vice President and Assistant Secretary (since 2019)

Attorney, SEI Investments, since 2017.

Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

John Bourgeois (Born: 1973)	Assistant Treasurer (since 2019)	Fund Accounting Manager, SEI Investments, since 2000.
Andrew Metzger (Born: 1980)	Treasurer, Controller and Chief Financial Officer (since 2021)	Director of Fund Accounting, SEI Investments, since 2020. Senior Director, Embark, from 2019 to 2020. Senior Manager, PricewaterhouseCoopers LLP, from 2014 to 2019.
Russell Emery (Born: 1962)	Chief Compliance Officer (since 2019)	Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, Frost Family of Funds, The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016. Chief Compliance Officer of Winton Series Trust to 2017. Chief Compliance Officer of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

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Name and Year of Birth	Position with Funds and Length of Time Served	Principal Occupations in Past 5 Years
Eric C. Griffith (Born: 1969)	Vice President and Assistant Secretary (since 2019)	Counsel at SEI Investments since 2019. Vice President and Assistant General Counsel, JPMorgan Chase & Co., from 2012 to 2018.
Matthew M. Maher (Born: 1975)	Vice President (since 2019) Secretary (since 2020)	Counsel at SEI Investments since 2018. Attorney, Blank Rome LLP, from 2015 to 2018. Assistant Counsel & Vice President, Bank of New York Mellon, from 2013 to 2014. Attorney, Dilworth Paxson LLP, from 2006 to 2013.
Robert Morrow (Born: 1968)	Vice President (since 2019)	Account Manager, SEI Investments, since 2007.
Alexander F. Smith (Born: 1977)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2020. Associate Counsel & Manager, Vanguard, 2012 to 2020. Attorney, Stradley Ronon Stevens & Young, LLP, 2008 to 2012.
Bridget E. Sudall (Born: 1980)	Anti-Money Laundering Compliance Officer and Privacy Officer (since 2015)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, from 2011 to 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, from 2007 to 2011.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP (the “Auditor”) serves as the independent registered public accounting firm for the Funds.

Representatives of the Auditor are not expected to be present at the Meeting, but have been given an opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

The series of the Trust reorganized, effective as of June 24, 2019, from series of The Advisors’ Inner Circle Fund II into series of the Frost Family of Funds. The amounts below include fees for the time period when the Funds were series of The Advisors’ Inner Circle Fund II.

Audit Fees. Below are the aggregate fees billed by the Auditor in the Funds’ last two fiscal years for professional services rendered by the Auditor for the audit of the Funds’ annual financial statements and services normally provided by the Auditor in connection with statutory and regulatory filings.

2019	2020
$290,000	$266,900

Audit-Related Fees. There were no fees billed by the Auditor in the Funds’ last two fiscal years for assurance and related services rendered by the Auditor that are reasonably related to the performance of the audit of the Funds’ financial statements, and are not reported under “Audit Fees” above.

2

Tax Fees. There were no fees billed by the Auditor in the Funds’ last two fiscal years for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning.

All Other Fees. There were no fees billed by the Auditor in the Funds’ last two fiscal years for products and services provided by the Auditor, other than the services reported above.

None of the services described above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Aggregate Non-Audit Fees. Below are the aggregate non-audit fees billed by the Auditor in the Funds’ last two fiscal years for services rendered to the Funds, the Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Funds.

2019	2020
$12,250	$12,500

During the past two fiscal years, all non-audit services provided by the Auditor to either the Adviser or to any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Funds were pre-approved by the Audit Committee. Included in the Audit Committee’s pre-approval of these non-audit service was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the Auditor’s independence.

Audit Committee Pre-Approval Policies and Procedures. The Audit Committee has adopted, and the Board has ratified, an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the Auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the Auditor must be submitted to the Fund’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether these services: (1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the Auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether these services are consistent with SEC’s rules and whether the provision of these services would impair the Auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the Auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any said proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at the Audit Committee’s next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the Auditor shall be provided pursuant to a signed written engagement letter with the Funds, the Adviser, or the applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the Auditor and the total fees to be paid to the Auditor for those services.

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In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the Audit Committee’s responsibility to oversee the work of the Auditor and to assure the Auditor’s independence from the Funds, such as (a) reviewing a formal written statement from the Auditor delineating all relationships between the Auditor and the Funds, and (b) discussing with the Auditor the Auditor’s methods and procedures for ensuring independence.

OWNERSHIP OF THE FUNDS

Appendix C sets forth the persons who owned of record, or were known by the Funds to own beneficially, more than 5% of the shares of any class of the Funds as of the Record Date. On that date, the Nominees and officers of the Funds, together as a group, beneficially owned less than 1% of each class of each Fund’s outstanding shares.

The information as to beneficial ownership is based on statements furnished to the Funds by the Nominees and officers of the Funds, and/or on the records of the Funds’ transfer agents.

VOTING AUTHORITY OF THE ADVISER OR ITS AFFILIATES

Certain clients of the Adviser or its affiliates (together, “Affiliates”) have delegated proxy voting responsibility pursuant to the terms of their respective separate agreements with the Adviser or its Affiliates. Accordingly, the Adviser or its Affiliates have the authority to vote on behalf of these clients the shares held by the clients in a Fund. The Adviser or its Affiliates will vote any shares of the Funds over which it has voting authority consistent with its respective proxy voting policies and procedures.

Pursuant to their proxy voting policies and procedures, the Adviser and its Affiliates have determined, after reviewing all relevant information, that there are no material conflicts of interest that arise with respect to the Adviser or its Affiliates voting on the Nominees or the change in the Frost Growth Equity Fund’s diversification status from diversified to non-diversified and the elimination of the related fundamental policy. The Adviser and its Affiliates following careful analysis and consideration, have concluded that the election of each Nominee is in the best interests of the Funds and that the change in the Frost Growth Equity Fund’s diversification status and the elimination of the related fundamental policy are in the best interests of the Frost Growth Equity Fund.

As of the Record Date, the Adviser or its Affiliates possessed voting power for approximately the percentage of shares of each Fund as follows:

Fund	Approximate Share Ownership
Frost Growth Equity Fund	96%
Frost Total Return Bond Fund	40%
Frost Credit Fund	91%
Frost Low Duration Bond Fund	82%
Frost Municipal Bond Fund	96%

Based on the foregoing voting authority the Adviser or its Affiliates have the ability to control whether the Proposals are approved.

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SERVICE PROVIDERS

The Adviser is located at 111 West Houston Street, P.O. Box 2509, San Antonio, Texas 78299-2509.

The Distributor and the Administrator are located at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS

For a free copy of the Funds’ most recent annual and/or semi-annual report, shareholders of the Funds may write to the Funds at Frost Funds, P.O. Box 219009, Kansas City, Missouri 64121-9009 (Express Mail Address: Frost Funds, c/o DST Systems, Inc., 430 W. 7th Street, Kansas City, MO 64105) or call toll-free 1-877-71-FROST (1-877-713-7678).

SUBMISSION OF SHAREHOLDER PROPOSALS

The Trust is organized as a statutory trust under the laws of the State of Delaware. As such, the Trust is not required to, and does not, hold annual meetings. Nonetheless, the Board may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Declaration of Trust and By-Laws of the Trust. Shareholders of a Fund who wish to present a proposal for action at a future meeting should submit a written proposal to the Trust for inclusion in a future proxy statement. Submission of a proposal does not necessarily mean that such proposal will be included in a Fund’s proxy statement since inclusion in the proxy statement is subject to compliance with certain federal regulations. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES

Shareholders wishing to submit written communications to the Board or an individual Trustee should send their communications to Frost Family of Funds, c/o SEI Investments, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

VOTING, QUORUM AND OTHER MATTERS

If you wish to participate in the Meeting, you may vote by mail, Internet or telephone, or during the course of the conference call meeting. Your vote is important no matter how many shares you own. If you plan to attend the Meeting via conference call, you will have the opportunity to (i) join the Meeting on the conference line number that will be provided upon shareholder request, and (ii) vote during the course of the Meeting via the Internet or by telephone only, using the website or phone number provided in the proxy card. At any time before the Meeting, you may change your vote by providing written notice to the Trust, by submitting a subsequent proxy by mail, Internet or telephone, or by voting during the course of the Meeting. For additional voting information, shareholders should call 1-877-732-3612 Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

The solicitation of proxies will be largely by mail, but may include telephonic, Internet or oral communication by officers and service providers, such as the Adviser, of the Funds, who will not be paid for these services, and/or AST Fund Solutions (“AST”), that has been retained by the Funds for solicitation services for an estimated fee of $19,000, plus out-of-pocket expenses. Pursuant to this arrangement, AST has agreed to contact shareholders, banks, brokers, and proxy intermediaries to solicit votes for the Meeting.

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All proxy cards that are properly executed and received in time to be voted at the Meeting will be voted at the Meeting or any adjournment thereof according to the instructions on the proxy card. If no contrary direction is given on an executed proxy card, it will be voted FOR the election of all Nominees and for the change in the Frost Growth Equity Fund’s diversification status and the elimination of the related fundamental policy.

If your shares are held of record by a broker-dealer and you wish to vote at the Meeting via conference call, but if you wish to vote during the course of the Meeting, you will need to obtain a legal proxy from your broker of record. Legal proxies must be submitted to AST by 5:00 p.m. Eastern time, on May 14, 2021. The presence virtually via conference call or by proxy of shareholders holding one-third of the total number of votes eligible to be cast by all shareholders of the Trust as of the Record Date constitutes a quorum for the transaction of business at the Meeting. Shareholders and proxy holders entitled to be present and to vote at the Meeting that are not physically present at the Meeting but participate by means of remote communication shall be considered present in person for all purposes under the Trust’s By-Laws and may vote at the Meeting. For purposes of determining the presence of a quorum, abstentions or broker non-votes will be counted as present; however, they will have no effect on the election outcome for Proposal 1. Abstentions and broker non-votes will have the effect of a vote against Proposal 2.

As used above, “broker non-votes” relate to shares that are held of record by a broker-dealer for a beneficial owner who has not given instructions to such broker-dealer. The Funds may request that selected brokers or nominees, in their discretion, submit broker non-votes if doing so is necessary to obtain a quorum.

The person(s) named as proxies on the enclosed proxy card will vote in accordance with your directions, if your proxy card is received properly executed or if you vote appropriately by phone or over the Internet. If we receive your proxy card, and it is executed properly, but you give no voting instructions with respect to the Proposals, your shares will be voted in accordance with management’s recommendation.

If a quorum is not present at the Meeting, the Meeting may be adjourned to permit further solicitation of proxies. The Funds will bear the costs of any adjournment and additional solicitations.

No business other than the matter described above is expected to come before the Meeting, but should any other business properly come before the Meeting, the persons named in the enclosed proxy will vote thereon in their discretion.

SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING VIRTUALLY VIA CONFERENCE CALL AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO VOTE BY MAIL, TELEPHONE OR INTERNET AS EXPLAINED IN THE INSTRUCTIONS ON THE PROXY CARD.

By Order of the Board of Trustees

Michael Beattie
President

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APPENDIX A

FUND SHARES ISSUED AND OUTSTANDING
AS OF THE RECORD DATE

Fund	Class of Shares	Shares Issued and Outstanding
Frost Growth Equity Fund	Institutional Class	19,664,556.7860
	Investor Class	3,644,302.5870
Frost Total Return Bond Fund	Institutional Class	263,014,647.5100
	Investor Class	36,191,509.2860
	A Class	447,407.8990
Frost Credit Fund	Institutional Class	16,873,297.7020
	Investor Class	898,050.3180
	A Class	69,243.8990
Frost Low Duration Bond Fund	Institutional Class	41,004,037.7630
	Investor Class	2,966,543.5620
Frost Municipal Bond Fund	Institutional Class	4,641,171.0830
	Investor Class	454,674.1270

A-1

APPENDIX B

FROST FAMILY OF FUNDS

GOVERNANCE COMMITTEE CHARTER
(the “Charter”)

I.	Governance Committee: Membership

The Governance Committee (the “Committee”) of Frost Family of Funds (the “Trust”) shall be composed entirely of “Independent Trustees” (members of the Board of Trustees (the “Board”) who are not interested persons of the Trust as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) (the “1940 Act”)), and consist of all the Independent Trustees with one Independent Trustee elected as chair of the Committee (the “Chair”). Matters to be addressed “periodically” under the terms of this Charter shall be addressed at least annually, normally in conjunction with the annual self-assessment required by Section V.C. hereof.

II.	Board: Selection and Tenure

A.	The Committee shall periodically review the composition of the Board, including its size and the balance of its members’ skills, experience and background.

B.	The Committee shall periodically review and make recommendations with regard to the tenure of the Independent Trustees, including term limits and/or age limits.

C.	The Committee shall periodically review and make recommendations with respect to adoption of and administration of any policy for retirement from Board membership.

III.	Board: Nominations and Functions

A.	The Committee shall select and nominate all persons to serve as Independent Trustees. The Committee shall evaluate candidates’ qualifications for Board membership and the independence of such candidates from the investment advisers and other principal service providers for the funds of the Trust. Persons selected must be independent in terms of both the letter and the spirit of the 1940 Act. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial or family relationships with investment advisers or service providers.

B.	The Committee also shall consider proposals of and make recommendations for “interested” Trustee candidates to the Board.

C.	The Committee may adopt from time to time specific, minimum qualifications that the Committee believes a candidate must meet before being considered as a candidate for Board membership and shall comply with any rules adopted from time to time by the U.S. Securities and Exchange Commission regarding investment company nominating committees and the nomination of persons to be considered as candidates for Board membership.

D.	The Committee shall review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust’s offices. The Committee shall adopt, by resolution, a policy regarding its procedures for considering candidates for the Board, including any recommended by shareholders.

IV.	Committees: Selection and Review

A.	The Committee shall periodically review committee assignments and make nominations for Independent Trustee membership on all committees.

B.	The Committee shall periodically review and make recommendations to the full Board regarding the responsibilities and charters of any committees (other than the Audit Committee) of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees, and whether committees should be combined or reorganized.

V.	Board: Education and Operations

A.	The Committee shall periodically review and make recommendations about ongoing education for incumbent Independent Trustees and about appropriate orientation for new Trustees.

B.	The Committee shall periodically review and make recommendations about the organization of board meetings, including the frequency, timing and agendas of the meetings.

C.	The Committee shall conduct a self-assessment and coordinate evaluation of the performance of the Board (and, in particular, the Independent Trustees) as a whole, at least annually, with a view towards enhancing its effectiveness.

D.	The Committee shall periodically, with the assistance of its counsel, define and clarify the duties and responsibilities of Board members, including, but not limited to, legal and fiduciary duties, expectations regarding preparation, attendance, participation at meetings, fund ownership and limitations on investments.

VI.	Governance Committee: Operations

A.	The Committee shall meet at the direction of its Chair as often as appropriate to accomplish its purpose. In any event, the Committee shall meet at least once each year and shall conduct at least one meeting in person unless meeting in person is not reasonably practicable.

B.	A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee. The Committee may meet in person or by telephone, and the Committee may act by written consent, to the extent permitted by law and by the Trust’s by-laws. In the event of any inconsistency between this Charter and the Trust’s organizational documents, the provisions of the Trust’s organizational documents shall govern.

C.	The Committee shall submit minutes of its meeting on a regular basis and shall regularly report to the full Board no later than the next regularly scheduled Board meeting.

D.	The Committee shall review the Committee charter periodically and recommend appropriate changes.

E.	The Committee shall have the resources and authority to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Trust or the appropriate fund(s).

VII.	Other Powers and Responsibilities

A.	The Committee shall monitor the performance of legal counsel for the Independent Trustees, and any other service providers (other than the independent auditors, which are monitored by the Audit Committee) that are chosen by the Independent Trustees, and shall supervise counsel for the Independent Trustees.

B.	The Committee shall periodically review and approve any appropriate changes to Independent Trustee compensation, taking into consideration such factors as deemed relevant by the Committee, including any input from management and data from third-party sources.

C.	The Committee has the authority to review and make recommendations to the Board concerning all other matters not listed above pertaining to the functioning of the Board and committees of the Board and pertaining generally to the governance of the Trust, including the adequacy and appropriateness of insurance coverage and the review and evaluation of possible conflicts of interest.

D.	Each Independent Trustee is required to promptly disclose to the Committee (by notification to the Chair and legal counsel to the Independent Trustees) any position with an entity proposed to be taken by the Independent Trustee. Upon being advised of such position, the Committee is empowered to take any action it deems appropriate in seeking to deal with any potential conflict of interest with respect to the Independent Trustee’s duties to the Trust and/or the shareholders of the Trust, which action may include, among other things, precluding the Independent Trustee from taking on such position. Among the potential activities taken by an Independent Trustee that are intended to be covered by this provision are an Independent Trustee’s seeking to become: (1) a trustee or director of an investment company registered under the Investment Company Act of 1940; and/or (2) a director, advisory board member, officer or employee of a company.

Adopted: February 2019

Amended: February 24, 2021

APPENDIX C

SHARE OWNERSHIP AS OF THE RECORD DATE

Frost Growth Equity Fund
Name and Address	Class of Shares	% of Class
Muir & Co. c/o Frost Bank Trust Dept. P.O. Box 2950 San Antonio, TX 78299-2950	Institutional Class	60.55%
National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310-1995	Institutional Class	18.04%
Pigeon & Co. P.O. Box 2950 San Antonio, TX 78299-2950	Investor Class	78.83%
Muir & Co c/o Frost Bank Trust Dept. P.O. Box 2950 San Antonio, TX 78299-2950	Investor Class	6.92%

Frost Total Return Bond Fund
Name and Address	Class of Shares	% of Class
Muir & Co c/o Frost Bank Trust Dept. P.O. Box 2950 San Antonio, TX 78299-2950	Institutional Class	29.00%
Charles Schwab & Co. Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4151	Institutional Class	16.35%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	Institutional Class	15.27%
Pigeon & Co. P.O. Box 2950 San Antonio, TX 78299-2950	Investor Class	19.81%
National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310-1995	A Class	49.83%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	A Class	14.55%

C-1

Frost Credit Fund
Name and Address	Class of Shares	% of Class
Muir & Co. c/o Frost Bank Trust Dept. P.O. Box 2950 San Antonio, TX 78299-2950	Institutional Class	87.99%
Pigeon & Co. P.O. Box 2950 San Antonio, TX 78299-2950	Investor Class	73.73%
National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310-1995	Investor Class	7.31%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	A Class	40.25%
Stifel Nicolaus & Co. Inc. Maryle M. Breaux 501 N Broadway, FL 8 Saint Louis, MO 63102-2137	A Class	7.61%
Stifel Nicolaus & Co. Inc. Maryle M. Breaux Roth IRA 501 N Broadway, FL 8 Saint Louis, MO 63102-2137	A Class	6.08%
Stifel Nicolaus & Co. Inc. Wright Restated Family Trust 501 N Broadway, FL 8 Saint Louis, MO 63102-2137	A Class	6.43%
Stifel Nicolaus & Co. Inc. Mark A. Wright IRA 501 N Broadway, FL 8 Saint Louis, MO 63102-2137	A Class	7.98%

Frost Low Duration Bond Fund
Name and Address	Class of Shares	% of Class
Muir & Co. c/o Frost Bank Trust Dept. P.O. Box 2950 San Antonio, TX 78299-2950	Institutional Class	65.24%
Pigeon & Co. P.O. Box 2950 San Antonio, TX 78299-2950	Investor Class	56.06%
Charles Schwab & Co. Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4151	Investor Class	7.54%
National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310-1995	Investor Class	5.18%

Frost Municipal Bond Fund
Name and Address	Class of Shares	% of Class
Muir & Co. c/o Frost Bank Trust Dept. P.O. Box 2950 San Antonio, TX 78299-2950	Institutional Class	51.58%
National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310-1995	Institutional Class	17.92%
National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310-1995	Investor Class	91.64%

C-2

# PROXY CARD

**SIGN, DATE AND VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

SHAREHOLDER'S REGISTRATION PRINTED HERE

***BOXES FOR TYPESETTING PURPOSES ONLY***

## PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **vote.proxyonline.com** using your proxy control number found below

3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

**CONTROL NUMBER** **1234567891012**

# FROST CREDIT FUND

(A SERIES OF FROST FAMILY OF FUNDS)

The undersigned, revoking prior proxies, hereby nominates, constitutes and appoints each of Michael Beattie, James Bernstein, Eric Griffith, Matthew Maher and Alexander Smith as attorney-in-fact, agent and proxy of the undersigned, with full power of substitution, to vote all the shares of the Frost Credit Fund (the "Fund"), a series of Frost Family of Funds (the "Trust"), which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on May 17, 2021, at 10:00 a.m. Eastern Time virtually via conference call (the "Meeting"), and at any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present as indicated herein, and in their discretion upon any other business that may properly come before the Meeting and any and all adjournments thereof. The undersigned acknowledges receipt of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement.

**Do you have questions?** If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free 1-877-732-3612. **Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time. Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on May 17, 2021. The Proxy Statement is available at:** https://vote.proxyonline.com/frost/docs/2021.pdf

DB1/ [PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

## Frost Credit Fund

(the "Fund")

# PROXY CARD

**YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.** Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing, and where more than one name appears, a majority must sign. If a corporation or another entity, the signature should be that of an authorized officer who should state his or her full title.

_______________________________________________
SIGNATURE (AND TITLE IF APPLICABLE) DATE

_______________________________________________
SIGNATURE (IF HELD JOINTLY) DATE

---

**This proxy is solicited on behalf of the Trust's Board of Trustees. When properly executed, this proxy will be voted as indicated or, if no contrary direction is given when the duly executed proxy is returned, this proxy will be voted "FOR" the proposal.**

**THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.**

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

| PROPOSAL 1 | FOR ALL | WITHHOLD ALL | FOR ALL, EXCEPT |
|---|---|---|---|
| 1. To elect Trustees to the Board of Trustees of the Trust | ○ | ○ | ○ |

(a.) Robert Nesher
(b.) Joseph T. Grause, Jr.
(c.) Robert Mulhall
(d.) Bruce Speca
(e.) Mace McCain

TO WITHHOLD AUTHORITY TO VOTE FOR A PARTICULAR NOMINEE, MARK "FOR ALL, EXCEPT" AND WRITE THE NOMINEE'S NAME ON THE LINE: ______________________________________

# THANK YOU FOR VOTING

DB1/ [PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

# PROXY CARD

**SIGN, DATE AND VOTE ON THE REVERSE SIDE**

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

SHAREHOLDER'S REGISTRATION PRINTED HERE

***BOXES FOR TYPESETTING PURPOSES ONLY***

## PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **vote.proxyonline.com** using your proxy control number found below

3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

CONTROL NUMBER 1234567891012

# FROST LOW DURATION BOND FUND

(A SERIES OF FROST FAMILY OF FUNDS)

The undersigned, revoking prior proxies, hereby nominates, constitutes and appoints each of Michael Beattie, James Bernstein, Eric Griffith, Matthew Maher and Alexander Smith as attorney-in-fact, agent and proxy of the undersigned, with full power of substitution, to vote all the shares of the Frost Low Duration Bond Fund (the "Fund"), a series of Frost Family of Funds (the "Trust"), which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on May 17, 2021, at 10:00 a.m. Eastern Time virtually via conference call (the "Meeting"), and at any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present as indicated herein, and in their discretion upon any other business that may properly come before the Meeting and any and all adjournments thereof. The undersigned acknowledges receipt of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement.

**Do you have questions?** If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free 1-877-732-3612. **Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time. Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on May 17, 2021. The Proxy Statement is available at:** https://vote.proxyonline.com/frost/docs/2021.pdf

DB1/ [PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

## Frost Low Duration Bond Fund

(the "Fund")

# PROXY CARD

**YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.** Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing, and where more than one name appears, a majority must sign. If a corporation or another entity, the signature should be that of an authorized officer who should state his or her full title.

________________________________________________

SIGNATURE (AND TITLE IF APPLICABLE) DATE

________________________________________________

SIGNATURE (IF HELD JOINTLY) DATE

---

**This proxy is solicited on behalf of the Trust's Board of Trustees. When properly executed, this proxy will be voted as indicated or, if no contrary direction is given when the duly executed proxy is returned, this proxy will be voted "FOR" the proposal.**

**THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.**

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

| PROPOSAL 1 | FOR ALL | WITHHOLD ALL | FOR ALL, EXCEPT |
|---|---|---|---|
| 1. To elect Trustees to the Board of Trustees of the Trust | ○ | ○ | ○ |

(a.) Robert Nesher
(b.) Joseph T. Grause, Jr.
(c.) Robert Mulhall
(d.) Bruce Speca
(e.) Mace McCain

TO WITHHOLD AUTHORITY TO VOTE FOR A PARTICULAR NOMINEE, MARK "FOR ALL, EXCEPT" AND WRITE THE NOMINEE'S NAME ON THE LINE: ____________________________________

# THANK YOU FOR VOTING

DB1 [PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

# PROXY CARD

**SIGN**, **DATE** AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

## PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **vote.proxyonline.com** using your proxy control number found below

3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

**CONTROL NUMBER** **1234567891012**

**SHAREHOLDER'S REGISTRATION PRINTED HERE**

*****BOXES FOR TYPESETTING PURPOSES ONLY*****

# FROST MUNICIPAL BOND FUND

(A SERIES OF FROST FAMILY OF FUNDS)

The undersigned, revoking prior proxies, hereby nominates, constitutes and appoints each of Michael Beattie, James Bernstein, Eric Griffith, Matthew Maher and Alexander Smith as attorney-in-fact, agent and proxy of the undersigned, with full power of substitution, to vote all the shares of the Frost Municipal Bond Fund (the "Fund"), a series of Frost Family of Funds (the "Trust"), which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on May 17, 2021, at 10:00 a.m. Eastern Time virtually via conference call (the "Meeting"), and at any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present as indicated herein, and in their discretion upon any other business that may properly come before the Meeting and any and all adjournments thereof. The undersigned acknowledges receipt of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement.

**Do you have questions?** If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free 1-877-732-3612. **Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time. Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on May 17, 2021. The Proxy Statement is available at:** https://vote.proxyonline.com/frost/docs/2021.pdf

DB1/ [PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

# Frost Municipal Bond Fund

(the "Fund")

# PROXY CARD

**YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.** Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing, and where more than one name appears, a majority must sign. If a corporation or another entity, the signature should be that of an authorized officer who should state his or her full title.

______________________________________________________
SIGNATURE (AND TITLE IF APPLICABLE) DATE

______________________________________________________
SIGNATURE (IF HELD JOINTLY) DATE

---

**This proxy is solicited on behalf of the Trust's Board of Trustees. When properly executed, this proxy will be voted as indicated or, if no contrary direction is given when the duly executed proxy is returned, this proxy will be voted "FOR" the proposal.**

**THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.**

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

| **PROPOSAL 1** | **FOR ALL** | **WITHHOLD ALL** | **FOR ALL, EXCEPT** |
|---|---|---|---|
| 1. To elect Trustees to the Board of Trustees of the Trust | ○ | ○ | ○ |

(a.) Robert Nesher
(b.) Joseph T. Grause, Jr.
(c.) Robert Mulhall
(d.) Bruce Speca
(e.) Mace McCain

TO WITHHOLD AUTHORITY TO VOTE FOR A PARTICULAR NOMINEE, MARK "FOR ALL, EXCEPT" AND WRITE THE NOMINEE'S NAME ON THE LINE: ____________________________________

# THANK YOU FOR VOTING

DB1
[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

Frost

# PROXY CARD

**SIGN**, **DATE** AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

## PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **vote.proxyonline.com** using your proxy control number found below

3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

**CONTROL NUMBER** **1234567891012**

**SHAREHOLDER'S REGISTRATION PRINTED HERE**

*****BOXES FOR TYPESETTING PURPOSES ONLY*****

# FROST TOTAL RETURN BOND FUND

(A SERIES OF FROST FAMILY OF FUNDS)

The undersigned, revoking prior proxies, hereby nominates, constitutes and appoints each of Michael Beattie, James Bernstein, Eric Griffith, Matthew Maher and Alexander Smith as attorney-in-fact, agent and proxy of the undersigned, with full power of substitution, to vote all the shares of the Frost Total Return Bond Fund (the "Fund"), a series of Frost Family of Funds (the "Trust"), which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on May 17, 2021, at 10:00 a.m. Eastern Time virtually via conference call (the "Meeting"), and at any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present as indicated herein, and in their discretion upon any other business that may properly come before the Meeting and any and all adjournments thereof. The undersigned acknowledges receipt of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement.

**Do you have questions?** If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free 1-877-732-3612. **Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time. Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on May 17, 2021. The Proxy Statement is available at:** https://vote.proxyonline.com/frost/docs/2021.pdf

DB1/ [PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

# Frost Total Return Bond Fund

(the "Fund")

# PROXY CARD

**YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.** Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing, and where more than one name appears, a majority must sign. If a corporation or another entity, the signature should be that of an authorized officer who should state his or her full title.

_______________________________________________
SIGNATURE (AND TITLE IF APPLICABLE) DATE

_______________________________________________
SIGNATURE (IF HELD JOINTLY) DATE

**This proxy is solicited on behalf of the Trust's Board of Trustees. When properly executed, this proxy will be voted as indicated or, if no contrary direction is given when the duly executed proxy is returned, this proxy will be voted "FOR" the proposal.**

**THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.**

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

| PROPOSAL 1 | FOR ALL | WITHHOLD ALL | FOR ALL, EXCEPT |
|---|---|---|---|
| 1. To elect Trustees to the Board of Trustees of the Trust | ○ | ○ | ○ |

(a.) Robert Nesher
(b.) Joseph T. Grause, Jr.
(c.) Robert Mulhall
(d.) Bruce Speca
(e.) Mace McCain

TO WITHHOLD AUTHORITY TO VOTE FOR A PARTICULAR NOMINEE, MARK "FOR ALL, EXCEPT" AND WRITE THE NOMINEE'S NAME ON THE LINE: ______________________________

# THANK YOU FOR VOTING

DB1 [PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

Frost

# PROXY CARD

**SIGN, DATE AND VOTE ON THE REVERSE SIDE**

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

SHAREHOLDER'S REGISTRATION PRINTED HERE

***BOXES FOR TYPESETTING PURPOSES ONLY***

## PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at **vote.proxyonline.com** using your proxy control number found below
3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

**CONTROL NUMBER** **1234567891012**

# FROST GROWTH EQUITY FUND

(A SERIES OF FROST FAMILY OF FUNDS)

The undersigned, revoking prior proxies, hereby nominates, constitutes and appoints each of Michael Beattie, James Bernstein, Eric Griffith, Matthew Maher and Alexander Smith as attorney-in-fact, agent and proxy of the undersigned, with full power of substitution, to vote all the shares of the Frost Growth Equity Fund (the "Fund"), a series of Frost Family of Funds (the "Trust"), which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on May 17, 2021, at 10:00 a.m. Eastern Time virtually via conference call (the "Meeting"), and at any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present as indicated herein, and in their discretion upon any other business that may properly come before the Meeting and any and all adjournments thereof. The undersigned acknowledges receipt of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement.

**Do you have questions?** If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free 1-877-732-3612. **Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time. Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on May 17, 2021. The Proxy Statement is available at:** https://vote.proxyonline.com/frost/docs/2021.pdf

DB1 [PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

**Frost Growth Equity Fund**
(the "Fund")

# PROXY CARD

**YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.** Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing, and where more than one name appears, a majority must sign. If a corporation or another entity, the signature should be that of an authorized officer who should state his or her full title.

______________________________________________
SIGNATURE (AND TITLE IF APPLICABLE) DATE

______________________________________________
SIGNATURE (IF HELD JOINTLY) DATE

---

**This proxy is solicited on behalf of the Trust's Board of Trustees. When properly executed, this proxy will be voted as indicated or, if no contrary direction is given when the duly executed proxy is returned, this proxy will be voted "FOR" the proposals.**

**THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS.**

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

| **PROPOSAL 1** | **FOR ALL** | **WITHHOLD ALL** | **FOR ALL, EXCEPT** |
|---|---|---|---|
| 1. To elect Trustees to the Board of Trustees of the Trust: | ○ | ○ | ○ |

(a.) Robert Nesher
(b.) Joseph T. Grause, Jr.
(c.) Robert Mulhall
(d.) Bruce Speca
(e.) Mace McCain

TO WITHHOLD AUTHORITY TO VOTE FOR A PARTICULAR NOMINEE, MARK "FOR ALL, EXCEPT" AND WRITE THE NOMINEE'S NAME ON THE LINE: ____________________________________

| **PROPOSAL 2** | **FOR** | **AGAINST** | **ABSTAIN** |
|---|---|---|---|
| 2. To reclassify the diversification status of the Frost Growth Equity Fund from diversified to non-diversified and eliminate a related fundamental policy. | ○ | ○ | ○ |

# THANK YOU FOR VOTING

DB1/ [PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]